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                                                                   EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         We hereby consent to the incorporation by reference in this Registration Statement of Haskel International, Inc. on Form S-8 of our report dated July 17, 1998, appearing in the Annual Report on Form 10-K for the year ended May 30, 1998.



\s\ Deloitte & Touche LLP
---------------------------
Los Angeles, California



November 20, 1998